Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories	Inventories

(in millions €)	December 31, 2024	December 31, 2023
Raw materials and supplies	268.1	347.5
Unfinished goods	7.3	4.0
Finished goods	7.9	6.2
Total	283.3	357.7
During the year ended December 31, 2024, expenses from inventory write-downs to net realizable value and scrapings due to inventories expected to be unsellable, not fulfilling the specification defined by our quality standards and shelf-life expiry resulted in €125.8 million, compared to €94.5 million in the previous period. The inventories valued at net realizable value in our consolidated statements of financial position as of December 31,
2024, take contractual compensation payments into consideration. We have not pledged any inventories as securities for liabilities. During the years ended December 31, 2024 and 2023, inventories in the amount of
€129.5 million and €354.4 million, respectively, were recognized as cost of sales.